劳动合同编号：

Labor Contract No.：

湖南孝德天下养老产业管理有限公司

Golden Sunset (Hunan) Pension Industrial Management Co., Ltd

劳动合同书

Labor Contract

甲方：湖南孝德天下养老产业管理有限公司 （以下称甲方）

Party A: Golden Sunset (Hunan) Pension Industrial Management Co., Ltd

(Here in after referred to as Party A)

地址：衡阳市雁峰区岳屏镇文昌村王家组

Address: Golden Sunset Community, Wangjia Group, Wenchang Country, Yueping County, Yanfeng Distrct, Hengyang City.

法定代表人：唐新幼

Legal Representative: Xinyou, Tang

乙方：（以下称乙方） 全君

Party B: (Here in after referred to as Party B) Jun, Quan

身份证号码/*ID No*: 430 404 1981 0426 2042

家庭住址/*Home Address*: 湖南省衡阳市石鼓区草后街 194号

户籍地址/*Registered Address*: 湖南省衡阳市石鼓区草后街 194号

联系方式/*Contact No.*: 189-0734-6222

紧急联系人/Emergency Contactor: 李新光辉

联系电话/Emergency Contact: 189-0734-9222

甲乙双方根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》等法律、法规、规章的规定，在平等自愿、协商一致的基础上，同意订立本合同，共同遵守本合同所列条款。

In accordance with the labor law of the People's Republic of China, the labor contract law of the People's Republic of China and other laws, regulations and rules, Party A and Party B agree to enter into this contract on the basis of equality, voluntariness and consensus through consultation, and jointly abide by the terms of this contract.

一、合同类型和期限

I. type and term of contract

第一条　甲乙双方选择合同类型为固定期限劳动合同。

Article 1　The parties choose a fixed term labor contract.

自 2017 年 05 月 01 日起至 2020 年 05 月 01 日止，其中试用期自 / 年 / 月 / 日至 / 年 / 月 / 日止。

From (month)/ (day)/ (year) to (month)/ (day)/ (year), of which the probation period is from (month)/ (day) / (year) to (month)/ (day)/ (year).

二、工作内容和地点

II. Work content and location

第二条　根据甲方工作需要，乙方同意从事 CEO 岗位（工种）工作，工作内容详见《职位说明书》，乙方的工作地点为 湖南衡阳 。

Article 2　As required by party a, party b agrees to be engaged in the work (type of work). See the job description for details of the work content and Party B's place of work.

甲方根据生产和工作需要及乙方的身体状况、工作能力和表现，可以变更乙方的工作岗位和工作地点。

Party A may change Party B's post and work place according to production and work needs and Party B's physical condition, working ability and performance.

第三条　乙方应按照甲方的要求，按时完成规定的工作数量，达到规定的质量标准。

Article 3　Party B shall, in accordance with Party A's requirements, complete the specified quantity of work on time and meet the specified quality standards.

三、工作时间和休息休假

III. Working time, rest and vacation

第四条　甲方安排乙方的工作时间以公司公布的出勤制度为准。

Article 4　The working time arranged by Party A for Party B shall be subject to the attendance system published by the company.

第五条　甲方因工作需要，延长乙方工作时间或安排节假日加班的，乙方应服从甲方统一安排，甲方应安排乙方同等时间补休。

Article 5　If Party A extends Party B's working hours or arranges to work overtime during holidays due to work demands, Party B shall follow Party A's unified arrangement, and Party A shall arrange Party B to take the same time off.

第六条　甲方保障乙方全年十一天法定假。公司各岗位的分工不同，甲方将根据乙方所在工作岗位的需要进行适当的安排。

Article 6　Party A shall guarantee Party B's statutory holidays for the whole year. Party A will make appropriate arrangements according to the requirements of Party B's position.

四、劳动保护和劳动条件

IV. Labor protection and working conditions

第七条　甲方严格执行国家和地方有关劳动保护的法律、法规、规章，为乙方提供必要的劳动条件和劳动工具，建立健全工作规范和劳动安全卫生制度和标准。

Article 7　Party A shall strictly implement national and local laws, regulations and

rules concerning labor protection, provide Party B with necessary labor conditions and labor tools, and establish and improve work standards and labor safety and health systems and standards.

五、劳动报酬

V. Labor remuneration

第八条　乙方的试用期工资标准为 18,000 元 / 月。试用期满合格后，乙方工资标准为 18,000 元 / 月。甲方可根据生产经营状况或乙方工作岗位的变更或薪酬制度的改革调整乙方工资待遇。

Article 8　The salary of Party B during the probation period is RMB yuan/month. After passing the probation period, Party B's salary will be RMB/month. Party A may adjust the salary of Party B according to the production and operation status or the change of Party B's position or the reform of the salary system.

第九条　甲方应以法定货币形式或银行转账形式按月支付乙方工资，发薪日为次月 8 日左右（遇节假日顺延），不得拖欠。

Article 9　Party A shall pay Party B's salary in legal currency or bank transfer on a monthly basis. The payday shall be around the 8th of the next month (which shall be postponed in case of holidays) and shall not be in arrears.

六、社会保险

VI. Social security

第十条　甲方应该按国家和地方有关社会保险的法律法规政策为乙方缴纳各项社会保险，社会保险费个人缴纳部分，甲方可从乙方工资中代扣代缴。

Article 10　Party A shall pay all social insurances to Party B in accordance with national and local laws, regulations and policies concerning social insurance.

第十一条　乙方患病或非因工负伤的医疗待遇按照国家和地方有关政策规定执行。

Article 11 The medical treatment of Party B's illness or non-work-related injury shall be implemented in accordance with relevant national and local policies.

第十二条　乙方工伤待遇按国家和地方有关政策法规执行。

Article 12 Party B's compensation for work-related injuries shall be subject to relevant national and local policies and regulations.

七、 劳动合同的变更、解除、终止及续订

VII. Changes, rescission, termination and renewal of the labor contract

第十三条　订立本合同所依据的客观情况发生重大变化，致使本合同无法履行的，可以签订补充协议，变更本合同相关内容。

Article 13 Where the objective circumstances on which the contract is based have changed so that the contract cannot be performed, a supplementary agreement may be signed to change the relevant contents of the contract.

第十四条　甲乙方双方经协商一致，可以解除本合同。

Article 14 Party A and Party B may terminate this contract upon mutual agreement.

第十五条　乙方有下列情形之一，甲方可以解除合同，并可不予以支付经济补偿金。

Article 15 Under any of the following circumstances, Party A may terminate the contract without paying economic compensation.

1、在试用期，不符合录用条件的；

1. Fail to meet the recruitment requirements during the probation period;

2、严重违反甲方规章制度的；（具体情形包括但不限于：一个月内受处罚达三次以上的；累计旷工三次的，等等。）

2. Party B seriously violates Party A's rules and regulations; (the specific circumstances include but are not limited to: being punished more than three times within one month; Three times of absenteeism, etc.

3、严重失职、营私舞弊，对甲方利益造成重大损失的；（具体情形为：失职、

营私舞弊给甲方造成 2000 元以上经济损失的。）

3. *Party B commits serious dereliction of duty and malpractices for selfish ends, which causes great losses to Party A's interests; (the specific situation is: dereliction of duty, malpractice for selfish ends causes economic loss of more than 2000 yuan to Party A.)*

4、与其他单位建立劳动关系的；

4. *Establishing labor relations with other units;*

5、以欺诈、胁迫的手段或者乘人之危与甲方签订或者变更劳动合同，致使劳动合同无效的，或者甲方发现乙方提供的身份、学历等虚假信息的；

5. *Enter into or change the labor contract with Party A by means of fraud, coercion or taking advantage of the danger of others, resulting in the invalidity of the labor contract, or Party A discovers false information such as identity and educational background provided by Party B;*

6、被依法追究刑事责任或行政拘留的。

6. *Being investigated for criminal responsibility or administrative detention according to law.*

第十六条　出现下列情形之一，甲方可以提前三十日以书面形式通知乙方本人后解除本合同，也可以在额外支付乙方一个月工资后立即解除本合同。

Article 16　In any of the following circumstances, Party A may terminate this contract after giving a written notice to Party B 30 days in advance or immediately terminate this contract after paying Party B an extra month's salary.

1、　乙方患病或非因工负伤，在政策规定的医疗期满后，不能从事工作，甲方应当另行安排乙方其他工作岗位，乙方仍然不能从事的；

1. *Party B shall not be able to work after the medical treatment period stipulated in the policy has expired due to illness or non-work-related injury.*

2、 乙方不能胜任本职工作，在甲方调整乙方工作岗位后，乙方仍然不能胜任的；

2. Party B is not competent for his/her job, and is still not competent after Party A adjusts Party B's position;

3、 乙方不同意依据本合同第十三条规定变更合同的。

3. Party B does not agree to change the contract according to article 13 hereof.

第十七条 甲方出现《劳动合同法》第四十一条第一款之规定的情形，依法进行经济性裁员时，在解除本合同后，应依法向乙方支付经济补偿金。

Article 17 Party A shall pay economic compensation to Party B according to law upon termination of this contract in the event of economic layoffs as provided in paragraph 1 of article 41 of the labor contract law.

第十八条 甲方有下列情形之一，乙方可以解除本合同，甲方应支付乙方相应的劳动报酬，同时依法支付补偿金。

Article 18 Party A may terminate this contract under any of the following circumstances. Party A shall pay Party B the corresponding remuneration and compensate Party B according to law.

1、未按照本合同约定为乙方提供劳动条件的；

1. Party B fails to provide Party B with working conditions as agreed herein;

2、未及时足额支付乙方工资的；

2. Party A fails to pay Party B's salary in full in time;

3、规章制度违反法律、法规之规定，损害乙方权益的；

3. The rules and regulations violate laws and regulations and damage the rights and interests of Party B;

4、以欺诈、胁迫的手段或者乘人之危与乙方签订劳动合同，致使劳动合同无效的；

4. Enter into a labor contract with Party B by means of fraud, coercion or taking advantage of others' difficulties, resulting in the invalidation of the

labor contract;

5、以暴力、威胁或非法限制乙方人身自由的手段强迫劳动的：

5. Forced labor by means of violence, threat or illegal restriction of Party B's personal freedom;

6、违章指挥、强令冒险作业危害乙方人身安全的。

6. Party B's personal safety is endangered by illegal command and forced operation.

第十九条 有下列情形之一，乙方单方面解除合同，需承担赔偿责任。

Article 19 If Party B unilaterally terminates the contract under any of the following circumstances, it shall be liable for compensation.

1、在公司担负重要生产、经营、管理任务尚未完成的；

1. Responsible for important production, operation and management tasks in the company;

2、经手办理的经济合同（含各种业务合同、协议等）或债权债务关系尚未处理完毕，移交他人经办有困难的。

2. The economic contract (including all kinds of business contracts, agreements, etc.) or the creditor's rights and debts have not been settled, and it is difficult to hand over to others for handling.

第二十条 乙方解除劳动合同，应当提前三十日以书面形式通知甲方（特殊工种除外）；如果乙方在试用期内，应提前三天。

Article 20 If Party B terminates the labor contract, it shall notify Party A in writing 30 days in advance (except for special jobs). If Party B is within the probation period, it should be three days in advance.

第二十一条 本合同期满，劳动合同终止。

Article 21 This contract shall expire and the labor contract shall be terminated.

八、 赔偿办法

VIII. Methods of compensation

十二条　乙方违反规定或本合同约定解除劳动合同，对甲方造成损失的，乙方应赔偿甲方全部损失。乙方赔偿款项，甲方可以从甲方支付乙方的所有款项中扣除，不足部分，甲方有权追偿。

Article 22　Party B shall compensate Party A for all losses caused to Party A by Party B's violation of regulations or termination of the labor contract as agreed herein. Party A may deduct the indemnity payable by Party B from all the amounts paid by Party A to Party B. if the amount is insufficient, Party A shall have the right to recover the indemnity.

九、其他事项

VIIII. Other matters

第二十三条　甲乙双方因履行本合同发生的劳动争议，可以协商解决。协商不成，可以依法申请仲裁/提起诉讼。

Article 23　Labor disputes arising from the performance of this contract by both parties may be settled through consultation. If no agreement can be reached through negotiation, the parties may apply for arbitration/bring a lawsuit according to law.

第二十四条　甲方的规章制度（包括但不限于员工守则、岗位职责、绩效考核标准、各类操作规程等）属于本合同附件，与本合同具有同等法律效力。

Article 24　Party A's rules and regulations (including but not limited to employee codes, job responsibilities, performance assessment standards, various operating procedures, etc.) shall be attached hereto and have the same legal effect as this contract.

第二十五条　本合同未尽事宜，双方可另行协商解决，签订书面补充协议。

Article 25　Matters not covered herein may be settled by both parties through negotiation and a written supplementary agreement shall be signed.

第二十六条　本合同一式两份，甲乙双方各执一份，双方在签署本合同前均应该事先仔细阅读，并详细了解本合同及其附件内容，双方签字或盖章后生效。

Article 26　This contract is made in duplicate, each party holds one. Both parties shall carefully read and understand the contents of this contract and its appendix in advance before signing this contract. The contract shall come into force after being signed or sealed by both parties.

甲方：（盖章）	乙方：（签字）
Party A :(SEAL)	*Party B :(Signature)*
法定代表人：（签名）	
Legal representative :(Signature)	
年　月　日	2017 年 5 月 1 日
(Month)/(Day)/(Year)	*(Month)/(Day)/(Year)*

附：乙方已收到并详细阅读了甲方制定的《员工守则》，保证严格遵守《员工守则》之规定，且承担因违反规定的一切后果。

Attached: Party B has received and read the employee code formulated by Party A in detail, and warrants that it will strictly comply with the provisions of the

employee code and bear all consequences for violating the code.

乙方：

Party B:

2017年 5月 1日

(Month)/(Day)/(Year)